SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                Form 8-K


                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934.

                     Date of report: December 18, 2000

                            Lotus Pacific, Inc.
          (Exact name of registrant as specified in its charter)

                                Delaware
                          State of Organization

                                000-24999
                          Commission File Number

                                52-1947160
                       Employer Identification Number

      200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                  Address of Principal Executive Office

                               (732) 885-1750
           Registrant's Telephone Number, Including Area Code





Item 5.    Other Events


On November 13, 2000, the Registrant established a wholly-owned subsidiary, Acumen Technology, Inc. ("Acumen"). Incorporated in the state of Delaware, Acumen focuses exclusively on the development of broadband communications and network technology.

On December 18, 2000, the Registrant transferred all of the capital stock of Correlant Communications, Inc. ("Correlant") and Arescom, Inc. ("Arescom") held by it to Acumen. Subsequent to this transaction, Acumen owns all of the equity interest previous held by the Registrant, and remains a wholly-owned subsidiary of the Registrant.





                           Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            LOTUS PACIFIC, INC.


Date:  December 18, 2000

                                            By:  /s/ Jeremy Wang
                                            --------------------------
                                            Jeremy Wang, President